                                 EXHIBIT 10.01

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is made this 27th day of August, 1999 (the "Closing Date"), by and between AIW/P Holdings, Inc., an Ohio corporation ("AIW/P"), and KFx Inc., a Delaware corporation ("KFx"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended and Restated Operating Agreement of Pegasus Technologies, Limited, an Ohio limited liability company (the "Company"), dated as of March 23, 1998 (the "Amended and Restated Operating Agreement").

     WHEREAS, AIW/P owns a Membership Interest (the "AIW/P Membership Interest") in the Company, representing a fifteen percent (15.00%) Percentage Interest in the Company; and

     WHEREAS, KFx desires to issue 527,000 shares (the "KFx Shares") of the $.001 par value common stock of KFx to AIW/P in exchange for the assignment by AIW/P of the AIW/P Membership Interest to KFx on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, and covenants contained herein, the parties hereby agree as follows:

     1.    Exchange of AIW/P Membership Interest. Subject to the terms and
           -------------------------------------
conditions set forth herein, AIW/P will assign the AIW/P Membership Interest to KFx.

     2.    Exchange Consideration. As consideration for the assignment of the
           ----------------------
AIW/P Membership Interest set forth in Section 1 above, KFx will issue the KFx Shares in the name of AIW/P or its designee. AIW/P understands and acknowledges that the KFx Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws, and, accordingly, that the KFx Shares when issued will be restricted securities (as defined in Rule 144 promulgated under the 1933 Act). AIW/P further understands and agrees that KFx shall instruct its transfer agent not to register the transfer of any of the KFx Shares unless: (i) there is an effective registration statement under the 1933 Act and all applicable state securities laws with respect to the KFx Shares or (ii) KFx receives an opinion from legal counsel acceptable in form and substance to the board of directors of KFx and counsel to KFx to the effect that transfer or conveyance of the KFx Shares is exempt from registration under the 1933 Act and all applicable state securities laws. AIW/P also acknowledges that the certificate or certificates representing the KFx Shares to be issued to AIW/P shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under state securities laws):

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OF THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER IN THE ABSENCE OF REGISTRATION UNDER THE ACT OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHER, NO SUCH OFFER, TRANSFER, SALE, PLEDGE, HYPOTHECATION, DONATION OR OTHER TRANSFER IS TO TAKE PLACE EXCEPT UPON RECEIPT BY COMPANY OF A FAVORABLE OPINION OF COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

     3.    Closing. The closing (the "Closing") of the exchange of the AIW/P
           -------
Membership Interest for the KFx Shares shall take place at the offices of KFx located at 1999 Broadway, Suite

3200, Denver, Colorado 80202, concurrently with the execution of this Agreement or at such other time and place as the parties may mutually agree.

     4.    Closing.
           -------

     4.1.  KFx Obligations at Closing. At the Closing, KFx shall deliver to
           --------------------------
AIW/P one or more certificates evidencing the KFx Shares in the name of AIW/P or its designee.

     4.2.  AIW/P Obligations at Closing. At the Closing, AIW/P shall deliver to
           ----------------------------
KFx an executed Transfer and Assignment Agreement (the "Transfer Agreement") in the form attached hereto as Exhibit A.
                            ---------

     4.3.  Consummation of Closing. All acts, deliveries and confirmations
           -----------------------
comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of the same shall have occurred.

     4.4.  Conditions to Closing. The effectiveness of this Agreement shall be
           ---------------------
contingent on the execution and delivery by the Company and AIWare, Inc., a corporation related to AIW/P, of Amendment No. 2 to the License & Service Agreement in the form attached hereto as Exhibit B.

     5.    Further Assurances. At any time and from time to time after the
           ------------------
Closing, and without the payment of any further consideration to AIW/P, AIW/P agrees to execute and deliver to KFx such further instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested by KFx in order to more effectively transfer, convey and assign to KFx and to confirm KFx's title to the AIW/P Membership Interest.

     6.    AIW/P Membership Interest Subject to Amended and Restated Operating
           -------------------------------------------------------------------
Agreement. KFx acknowledges that the AIW/P Membership Interest shall be subject
---------
to the terms, conditions and covenants of the Amended and Restated Operating Agreement.

     7.    Representations and Warranties of AIW/P. AIW/P represents and
           ---------------------------------------
warrants to KFx as follows:

     7.1.  Organization; Existence. AIW/P is a corporation duly organized and
           -----------------------
existing under the laws of the State of Ohio, and is in good standing in such jurisdiction.

     7.2.  Power. AIW/P has all requisite legal power and authority to execute,
           -----
deliver and perform this Agreement and the Transfer Agreement.

     7.3.  Authorization. The execution, delivery and performance of this
           -------------
Agreement and the Transfer Agreement by AIW/P has been duly authorized by all necessary corporate action on the part of AIW/P. This Agreement and the Transfer Agreement constitute valid and binding obligations of AIW/P, enforceable against AIW/P in accordance with their terms. The execution and delivery of the Agreement and the Transfer Agreement and the performance of their terms by AIW/P does not and will not conflict with the terms of AIW/P's certificate of incorporation, bylaws or any material agreement to which AIW/P is a party. No consent or approval of any governmental entity is required in connection with the execution and delivery of this Agreement or the Transfer Agreement or the performance of their terms.

     7.4.  Title to AIW/P Membership Interest. AIW/P owns outright all right,
           ----------------------------------
title and interest in and to the AIW/P Membership Interest, and the AIW/P Membership Interest shall be transferred, conveyed, assigned and delivered to KFx at the Closing, free and clear of all liens, encumbrances, covenants, conditions or restrictions of any kind or nature whatsoever other than those imposed under the Amended and Restated Operating Agreement.

     7.5.  Litigation. There is no litigation or proceeding pending or, to the
           ----------
knowledge of AIW/P threatened, involving AIW/P which could, if adversely determined, materially affect AIW/P's obligations under this Agreement.

     7.6.  No Violation of Laws. The execution, delivery and performance of this
           --------------------
Agreement and the Transfer Agreement do not violate any existing law, statute or regulation applicable to AIW/P.

     7.7.  No Finders' Fees. AIW/P has no liability or obligation to pay any fee
           ----------------
or commission to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     7.8.  Investment. AIW/P is purchasing the KFx Shares for its own account,
           ----------
for long-term investment and without the intention of reselling or redistributing the KFx Shares. AIW/P has not made any arrangement or entered into any agreement with third parties regarding the transfer of the KFx Shares.

     8.    Representations and Warranties of KFx. KFx represents and warrants to
           -------------------------------------
AIW/P as follows:

     8.1.  Organization; Existence. KFx is a corporation duly organized and
           -----------------------
existing under the laws of the State of Delaware, and is in good standing in such jurisdiction.

     8.2.  Power. KFx has all requisite legal power and authority to execute,
           -----
deliver and perform this Agreement.

     8.3.  Authorization. The execution, delivery and performance of this
           -------------
Agreement by KFx has been duly authorized by all necessary corporate action on the part of KFx. This Agreement constitutes a valid and binding obligation of KFx, enforceable against KFx in accordance with its terms. The execution and delivery of the Agreement and the performance of its terms does not and will not conflict with the terms of KFx's certificate of incorporation, bylaws or any material agreement to which KFx is a party. No consent or approval of any governmental entity is required in connection with the execution and delivery of this Agreement or the performance of its terms. When issued,the KFx Shares will be validly issued, fully-paid and non-assessable and will be free and clear of any liens or encumbrances.

     8.4.  SEC Documents. KFx has filed all required reports, forms and other
           -------------
documents (the "SEC Documents") with the United States Securities and Exchange Commission (the "SEC") since January 1, 1998. As of their respective filing dates, the SEC Documents complied in all material respects with the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), as the case may be, and none of such SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, misleading.

     8.5.  Litigation. There is no litigation or proceeding pending or, to the
           ----------
knowledge of KFx threatened, involving KFx which could, if adversely determined, materially affect KFx's obligations under this Agreement.

     8.6.  No Violation of Laws. The execution, delivery and performance of this
           --------------------
Agreement does not violate any existing law, statute or regulation applicable to KFx.

     8.7.  No Finders' Fees. KFx has no liability or obligation to pay any fee
           ----------------
or commission to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     9.    Registration and Transfer Restrictions.
           --------------------------------------

     9.1.  Registration Statement. Within thirty (30) days following the date of
           ----------------------
the Closing, KFx shall file a registration statement on Form S-3 or other appropriate form (the "Registration Statement") with the SEC to register the KFx Shares under the 1933 Act, and shall use its best efforts to cause the SEC to declare the Registration Statement effective within ninety
(90) days following the date of the Closing. KFx shall keep the Registration Statement effective until December 31, 2000.

     9.2.  Restrictions on Sale. Notwithstanding the effectiveness of the
           --------------------
Registration Statement, AIW/P covenants that it will not sell or otherwise transfer all or part of the KFx Shares prior to January 1, 2000. AIW/P further covenants that for the period of time from January 1, 2000 through June 30, 2000, AIW/P shall not sell more than 50,000 of the KFx Shares in any calendar month.

     9.3.  Registration Expenses. All fees and expenses incident to the
           ---------------------
performance of or compliance with Section 9 of this Agreement by KFx will be borne by KFx whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses for compliance with securities or "blue sky" laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for KFx Shares in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of prospectuses if the printing of such prospectuses is requested by AIW/P, (iii) messenger, telephone and delivery expenses incurred by KFx, (iv) fees and disbursements of counsel for KFx incurred by KFx, and (v) fees and disbursements of independent certified public accountants (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by KFx. In no event, however, will KFx be responsible for any underwriting discount or selling commission with respect to any sale of KFx Shares by AIW/P or fees and expenses of counsel retained by AIW/P in connection with the registration and sale of their KFx Shares.

     10.   Indemnification.
           ---------------

     10.1. Indemnification by KFx. With respect to Section 9, KFx will, without
           ----------------------
limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, AIW/P, the officers, directors and agents and employees of AIW/P, each person who controls AIW/P (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to KFx by AIW/P expressly for use therein.

     10.2  Indemnification by AIW/P. In connection with any Registration
           ------------------------
Statement, AIW/P will furnish to KFx in writing such information as KFx reasonably requests for use in connection with any Registration Statement, prospectus or preliminary prospectus and will indemnify, to the fullest extent permitted by law, KFx, its directors and officers, agents and employees, each person who controls KFx (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or in any amendment or supplement thereto or arising out of or based upon any omission or alleged omission to state therein of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by AIW/P to KFx expressly for use in such Registration Statement, prospectus or preliminary prospectus.

     10.3. Conduct of Indemnification Proceedings. If any person shall become
           --------------------------------------
entitled to indemnity hereunder, such indemnification shall be provided as set forth in Section 11.3.

     10.4. Contribution. If the indemnification provided for in this Section
           ------------
10 is unavailable to an indemnified party under Section 10.1 or 10.2 in respect of any Losses or is insufficient to hold such indemnified party harmless, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with any action or proceeding.

           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           The indemnity, contribution and expense reimbursement obligations of KFx hereunder will be in addition to any liability KFx may otherwise have hereunder or otherwise. The provisions of this Section 10 will survive so long as KFx Shares remain outstanding, notwithstanding any permitted transfer of the KFx Shares by AIW/P thereof or any termination of this Agreement.

     11.   Indemnification.
           ---------------

     11.1. AIW/P's Indemnification Obligation. In addition to the
           ----------------------------------
indemnification set forth above, AIW/P shall indemnify, defend and hold KFx harmless from and against any and all claims, demands, losses, costs, obligations, and liabilities, including without limitation, reasonable attorneys' fees and costs, relating to or arising out of (i) AIW/P's breach of this Agreement or the Transfer Agreement or (ii) the ownership of the AIW/P Membership Interest prior to the Closing Date.

     11.2. KFx's Indemnification Obligation. In addition to the
           --------------------------------
indemnification set forth above, KFx shall indemnify, defend and hold AIW/P harmless from and against any and all claims, demands, losses, costs, obligations, and liabilities, including without limitation, reasonable attorney's fees and costs, relating to or arising out of KFx's breach of this Agreement.

     11.3.  Indemnification Proceedings.  Promptly after a party entitled to
            ---------------------------
indemnification pursuant to this Section 11 or Section 10 (the "Indemnitee") has received notice of or has knowledge of any claim by a person not a party to this Agreement (a "third party") or the commencement of any action or proceeding by a third party, the Indemnitee shall promptly, and in any event within sixty (60) days of the assertion of any claim or the discovery of any fact upon which the Indemnitee intends to base a claim for indemnification under this Agreement (an "Indemnitee Claim"), as a condition precedent to the Indemnitee Claim, give written notice to the party or parties from whom indemnification is sought (the "Indemnitor") of such claim. Such notice shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof. In the event of any Indemnitee Claim, the Indemnitor, at its option, shall have the right to defend or settle, at its own expense and by its own counsel, any such matter so long as the Indemnitor pursues the same in good faith and diligently. If the Indemnitor undertakes to defend or settle, it shall promptly notify the Indemnitee of its intention to do so, and the Indemnitee shall cooperate with the Indemnitor and its counsel in the defense thereof and in any settlement thereof. Notwithstanding the foregoing, the Indemnitee shall have the right to participate in any matter through counsel of its own choosing at the Indemnitor's own expense; provided, that the Indemnitor's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like. Except as set forth in the preceding sentence, after the Indemnitor has notified the Indemnitee of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnitor diligently pursues such defense, the Indemnitor shall not be liable for any additional legal expenses by the Indemnitee in connection with any defense or settlement of such asserted liability, except to the extent such participation is requested by the Indemnitor, in which case the Indemnitee shall be reimbursed by the Indemnitor for its reasonable legal expenses. If the Indemnitor desires to accept a final and complete settlement of any such third party claim and the Indemnitee refuses to consent to any such settlement which contains a complete and irrevocable release of the Indemnitee of all current and future claims related to or arising out of the matter in dispute, then the Indemnitor's liability under this Section 11.3 with respect to such third party claim shall be limited to the amount so offered in settlement by said third party. If the Indemnitor does not undertake to defend such matter to which the Indemnitee is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnitee may undertake such defense through counsel of its choice, at the cost and expense of the Indemnitor, and the Indemnitee may settle such matter, without the consent of the Indemnitor, and the Indemnitor shall immediately reimburse the Indemnitee for the amount paid in such settlement and any other liabilities or expenses incurred (including all legal fees and expenses) by the Indemnitee in connection therewith as such amounts, liabilities, expenses and fees are incurred.

     11.4. Other Remedies.  Notwithstanding the indemnification obligations
           --------------
contained within this Section 11, in no event shall the indemnification provisions hereof limit in any way the ability of any of the parties to this Agreement to seek any other remedies which may be available to them under the law.

     12.   Survival of Representations and Warranties.  The representations and
           ------------------------------------------
warranties of AIW/P and KFx contained in this Agreement shall survive the date of this Agreement and shall continue in full force and effect thereafter subject to any applicable statute of limitations.

     13.   Waiver of Claims.  AIW/P hereby waives and forever discharges KFx and
           ----------------
its shareholders, directors, officers, employees, and agents from all known and unknown, absolute and contingent, claims, defenses, setoffs, counterclaims, causes of action, actions, suits or other legal proceedings of any kind existing on the Closing Date arising out of or related to any transaction or the relationship between AIW/P and KFx, except for any claims for performance under this Agreement.

     14.   Agreement Binding.  This Agreement shall be binding upon and inure to
           -----------------
the benefit of the parties named herein and their respective successors and assigns.

     15.   Notices.  All notices, requests, demands and other communications in
           -------
connection with this Agreement shall be made in writing and may be mailed, hand delivered, delivered by overnight courier service or transmitted via facsimile. If mailed, such notice shall be sent by certified mail, postage prepaid, return receipt requested. The date which is four (4) days after the date of mailing shall be deemed to be the date on which notice was given. The postmark affixed to such notice by the U.S. Post Office shall be conclusively presumed to be the date of mailing for purposes of this Section 15. In the case of notice given by hand delivery or overnight courier, such notice shall be deemed given on the date of actual receipt of a complete, legible facsimile transmission, except that if a facsimile transmission is received after business hours or on a weekend or holiday, then the notice shall be deemed given on the next business day following the receipt of the facsimile transmission. Notices shall be directed to the parties as indicated below or to such other address or facsimile number as may have been designated in writing by the addressee:

           15.1.  If to AIW/P:   AIW/P Holdings, Inc.
                                 3659 Green Road
                                 Beachwood, Ohio 44077
                                 Telephone:______________
                                 Facsimile:______________
                with a copy to:    Computer Associates Int'l., Inc.
                                   One Computer Associates Place
                                   Islandia, NY 11749
                                   Telephone:______________
                                   Facsimile:______________

          15.2. If to KFx:         KFx Inc.
                                   1999 Broadway, Suite 3200
                                   Denver, Colorado 80202
                                   Telephone: (303) 293-2992
                                   Facsimile: (303) 293-8430

                with a copy to:    Warren L. Troupe, Esq.
                                   Morrison & Foerster LLP
                                   370 Seventeenth Street, Suite 5200
                                   Denver, Colorado 80202
                                   Telephone: (303) 592-1500
                                   Facsimile: (303) 592-1510

     16.  Titles and Captions.  All section titles or captions contained in this
          -------------------
Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

     17.  Expenses of Sale.  Except as otherwise indicated in this Agreement,
          ----------------
the parties shall each bear their own costs and expenses incurred in negotiating and preparing this Agreement and the transactions contemplated hereby.

     18.  No Assignment.  No party may assign, delegate or otherwise transfer
          -------------
any of its rights or obligations under this Agreement without the written consent of the other party. Any purported assignment in violation of this Agreement shall be void.

     19.  Waivers. No amendment of any provision of this Agreement shall be
          -------
valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     20.  Severability.  Any term or provision of this Agreement that is invalid
          ------------
or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     21.  Jurisdiction.  Any legal action, suit or proceeding in law or equity
          ------------
arising out of or relating to this Agreement and the transactions contemplated by this Agreement may only be instituted in a state or federal court in the City and County of Denver, Colorado, and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement, or the subject matter hereof or thereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given by registered or certified mail, return receipt requested, or by any other means of mail which requires a signed receipt, postage prepaid, mailed to such party at the address listed in this Agreement. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law.

     22.  Specific Performance.  The parties hereto agree that irreparable
          --------------------
damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

     23.  Incorporation of Exhibits.  The exhibits identified in this Agreement
          -------------------------
are incorporated herein by this reference and made a part of this Agreement.

     24.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Colorado, without regard to the conflicts of law rules of such state.

     25.  Rules of Construction.  The parties hereto agree that they have been
          ---------------------
represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     26.  Entire Agreement.  This Agreement embodies the complete and entire
          ----------------
agreement between the parties related to the subject matter hereof. There are no other agreements, understandings or negotiations, either oral or written, which are inconsistent with the terms of this Agreement. This Agreement may not be amended or in any manner modified unless such amendment or modification is set forth in a written instrument which is signed by all parties.

     27.  Counterparts.  This Agreement may be executed in identical
          ------------
counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one and the same agreement.

     28.  Time of the Essence.  Time is of the essence with respect to each
          -------------------
provision and condition of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Closing Date.


                              AIW/P HOLDINGS, INC.


                              By:   /s/ T. Bennett
                                 ---------------------------------

                              Its:  Senior Vice President
                                  ---------------------------------



                              KFx INC.


                              By:   /s/ Theodore  Venners
                                 ----------------------------------

                              Its:  Chairman
                                  ---------------------------------

                                   EXHIBIT A

                          FORM OF TRANSFER AGREEMENT


     THIS TRANSFER AND ASSIGNMENT AGREEMENT (this "Agreement"), effective as of August ___, 1999, is entered into by and between KFx Inc., a Delaware corporation ("KFx") and AIW/P Holdings, Inc., an Ohio corporation ("AIW/P"), for the benefit of KFx. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Exchange Agreement dated August ___, 1999 between KFx and AIW/P (the "Exchange Agreement").

                             W I T N E S S E T H:

     WHEREAS, AIW/P has agreed to sell and KFx has agreed to purchase AIW/P's Membership Interests in Pegasus Technologies, Ltd., an Ohio limited liability company pursuant to the Exchange Agreement and upon the terms and conditions set forth in the Exchange Agreement.

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Conveyance of Percentage Interests. AIW/P hereby bargains, sells, assigns, transfers and conveys unto KFx, upon the terms and conditions hereinafter stated, all of AIW/P's right, title and interest in and to AIW/P's 15% Percentage Interest.

     TO HAVE AND TO HOLD the Percentage Interests unto KFx, its successors and assigns, forever, free and clear of all liens and encumbrances.

     AIW/P warrants and agrees to defend its title to the Percentage Interest against every person lawfully claiming all or any part thereof by, through or under AIW/P, but not otherwise.

     2. Interpretation; Incorporation by Reference; Entire Agreement. This Agreement shall be interpreted in accordance with the terms, covenants, warranties, representations, conditions and agreements set forth in the Exchange Agreement. This Agreement is dependent upon and shall be subject to all of the provisions contained in the Exchange Agreement, which shall be deemed to be incorporated by reference to the same extent as if set forth herein in full. This Agreement together with the Exchange Agreement and all other, appendices, exhibits and schedules to the Exchange Agreement, represent the entire understanding and agreement among the parties hereto with respect to the subject matter hereof. This Agreement cannot be amended, supplemented or changed and no provision hereof can be waived, except by written instrument making specific reference to this Agreement and signed by the party hereto against whom enforcement of any such amendment, supplement, modification or waiver is sought. The waiver of any right derived hereunder by a party hereto shall not be deemed a waiver of any other right derived hereunder.

     IN WITNESS WHEREOF, the parties hereby have duly executed this Agreement as of the date first written above.


AIW/P HOLDINGS, INC., an Ohio corporation


By: _________________________________
Name:________________________________
Title:_______________________________

                                   EXHIBIT B

                        FORM OF AMENDMENT NO. 2 TO THE
                          LICENSE & SERVICE AGREEMENT


              Amendment No. 2 to the License & Service Agreement
("License & Service Agreement"), dated August 16, 1996, by and between Pegasus
    Technologies, Ltd. & AIWare, Inc., as amended by that Joint Marketing &
                   Amendment Agreement, dated March 24, 1998

This Amendment No. 2 to the License & Service Agreement is made by and between Pegasus Technologies, Ltd. ("Pegasus") & AIWare, Inc. ("AIWare"), on the date set forth below.

                                   RECITALS

WHEREAS, Pegasus is contemplating a merger or reorganization (the "Merger or Reorganization"), either with or into a wholly-owned subsidiary of KFx, Inc., a KFx, Inc. affiliated entity or a new corporation to be organized under the laws of one of the states in the United States of America; and

WHEREAS, Section 12.4 of the License & Service Agreement presently requires that Pegasus obtain the prior written consent of AIWare to assign any of its duties, obligations or liabilities under the License & Service Agreement; and

WHEREAS, Section 12.4 of the License & Service Agreement grants AIWare the right to assign its rights and delegate its obligations under the License & Service Agreement without prior consent of Pegasus to related entities or to its successors in interest; and

WHEREAS, to facilitate the Merger or Reorganization, the parties deem it equitable to grant Pegasus the reciprocal right to assign its rights and delegate its obligations under the License & Service Agreement without prior consent of AIWare to related entities or to its successors in interest.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 12.4 of the License & Service Agreement is hereby amended (as denoted by underlined text) to read:

12.4 Parties' duties, obligations and liabilities hereunder may not be assigned or delegated without the prior written consent of the other party. Notwithstanding the foregoing, either party shall have the right to assign its
                               ------------
rights and delegate its obligations hereunder without the prior written consent of the other, to a wholly-owned subsidiary, an affiliated company, or to a
   ---------
successor entity by way of merger, reorganization, consolidation, or as a part
          ------                   -----------------------------
of the
sale of all of its assets or business; provided that such third party is bound by the terms and conditions hereof and timely notice of such is given to the other party.

2. Except as set forth above, the provisions of the License & Service Agreement remain unchanged.

3.  This Amendment No. 2 shall be subject to the laws of the State of Ohio.

4. This Amendment No. 2 may be executed in counterparts or by facsimile, each of which when so executed, will have the same force and effect as an original single instrument.


PEGASUS TECHNOLOGIES, LTD.            AIWARE INC.



By: ______________________________    By:___________________________
Its:__________________                Its:_____________
Dated: ____________                   Dated: ____________

                                      B-2